UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA". The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.germanyfund.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.-investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.-investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.-investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The European

Equity Fund, Inc.

Annual Report

December 31, 2006

20957

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

European equity markets continued to rise in the fourth quarter of 2006, concluding another strong year for equities. Investors seemed to gain more confidence in what has been our long-held view of a benign economic growth and inflation environment globally. This manifested itself over the quarter in the expansion of the valuation multiple applied to projected earnings despite slightly rising bond yields and an uninspiring third-quarter earnings season. The sector performance in the fourth quarter by and large reflected the performance pattern for the full year: the cyclical sectors — industrials and materials — were leading in the quarter, supported by signs of accelerating economic growth in the euro zone, particularly Germany. Financials and telecoms also outperformed on the back of positive earnings revision trends. The best performing sector in 2006, however, was utilities, boosted by merger and acquisition (M&A) activity. Small- and mid-cap stocks outperformed large-caps in the quarter, extending their impressive lead for the year. Among European countries, the Fund's focus markets of the European Monetary Union (EMU) were comparatively strong again with the MSCI EMU rising 7.6% in US dollar terms.1 The smaller markets Austria, Ireland and Greece, in which the Fund carries a combined overweight, were the best markets in the quarter, closely followed by Germany and Spain, while the Netherlands, which is underrepresented in the Fund, clearly lagged. Outside EMU, Norway staged a major turn-around as oil stocks recovered. Not surprisingly in a buoyant environment for equities, United Kingdom (UK) and Swiss stocks failed to catch up with the European market as a whole.

For the fiscal year ended December 31, 2006, The European Equity Fund's total return was 34.01% based on net asset value and 42.35% based on share price. During the same period, the total return of the Fund's benchmark, the MSCI-EMU, was 36.29%.

In the fourth quarter of 2006, the favourable relative performance of the Fund helped lift the full-year return. The Fund's underweight in the Netherlands as well as the overweight in Austria constituted the major positives.2 Austria has remained the largest overweight, followed by Greece and France, while the biggest underweights continue to be the Netherlands and Spain. From a sector perspective, the positive impact from our industrials overweight was offset by the lagging performance of sector overweights in technology and healthcare. Industrials and information technology combined remain the largest overweight in the Fund, while the health care sector also remains a significant overweight position. We cut the Fund's overweight in the energy sector as the earnings outlook, particularly for the oil majors, becomes more challenging, reinvesting the proceeds in the banking sector, which is now neutral. The consumer discretionary a nd staples sectors as well as utilities remain pronounced underweights.

The largest positive contributions to relative performance on a single-stock basis were achieved by industrial stocks Demag Cranes, Metso and Vallourec. The most significant change in the industrials sector during the fourth quarter was the addition of Legrand, the French electrical systems manufacturer. Other key holdings in the sector are construction materials company Saint Gobain; SGS, the Swiss industrial inspection company; Zodiac for its exposure to the prolonged civil aerospace cycle, notably the aftermarket segment; and Wienerberger, the Austrian bricks producer, for its dominant position in Eastern Europe and exposure to the current turnaround in the German construction market. The overweight in the technology sector is barely changed, still favouring SAP and Ericsson as key large-cap names. After the major shift into health care in the third quarter, the Fund's position in the sector was little changed in the fourth quarter. Stada , however, was added as a new stock due to a combination of undervalued structural growth from generics and M&A appeal. Within the energy sector,the preference is still with oil services stocks as they benefit from the oil majors' expansion in capital expenditures in their drive to increase production. We lowered the exposure to oil majors by reducing the position in French Total, which is now underweight, and Norwegian Statoil, which is still our key pick amongst the majors, along with Austrian OMV, which we like for its Romanian exposure. The Fund's position in the financial sector is back up to neutral as we added Belgium KBC, which combines emerging markets exposure with domestic restructuring. On the other hand, we eliminated CNP Assurances in France after they reported disappointing numbers. In the materials sector, we increased our underweighting by selling Kali & Salz and reducing Belgian Umicore. The Fund's largest position in this sector is now in Germany's Linde as we expect the management to deliver further benefits from repositioning the company as a pure gas business. Within the underweighted consumer sectors we continue to

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.germanyfund.com

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

focus on stocks with above-average growth as visible in the luxury goods companies LVMH and Richemont as well as Pernod-Ricard, the French spirits company, and Numico, the Dutch baby nutrition specialist. We sold Adidas, as their outlook for growth disappointed, but added Aegis in the UK. Aegis is an advertising agency that should benefit from emerging markets exposure as well as from expanding its position in the growth segment of online advertising. In line with our tilt towards growth stocks, we continue to have an underweight stance in utilities and telecoms. We trimmed our position in Telefonica and reinvested the proceeds in new position Neuf Cegetel, an alternative telecom operator in France benefiting from market share gains thanks to unbundling regulation.

The European Equity Fund purchased 10,450 of its shares in the open market during the second and third quarters of 2006. The Fund's discount to net asset value declined to an average of 9.52% for the year ended December 31, 2006, compared with 11.42% for 2005.

1  The MSCI-EMU Index is an unmanaged capitalization weighted index that is comprised of more than 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2   "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

ECONOMIC OUTLOOK

The European Equity Fund — Economic Outlook

Economic growth in 2006 was stronger than expected, particularly in Germany, where the growth rate was the strongest it has been since the year 2000. An improved labor market and increased contribution from domestic demand were key factors for GDP growth in the region, as Eurozone unemployment fell to 7.6%, the lowest level on record. German growth also benefited from stabilization of the construction sector, which had been declining for a decade. In 2007, we believe that global GDP growth will slow somewhat, primarily due to weaker private consumption in the US as a result of the cooling housing market. However, global growth should continue to receive support from increased consumption and infrastructure investments in emerging markets. The outlook for the Eurozone is decidedly more positive than it was at the beginning of 2006, in part due to increasing optimism with regard to Germany, the Eurozone's biggest economy. Driven by capital exp enditures, consumption and exports, we believe Eurozone growth will be approximately 2% in 2007, somewhat weaker than 2006 growth due to fiscal policy consolidation measures in Germany and Italy and the more moderate global growth environment. Key risks to this scenario include relapsing oil prices, further impact from the slowdown in the US housing market, a decline in global capital expenditure demand, and further appreciation of the euro, which would make European exports less attractive. The European Central Bank (ECB) raised interest rates five times in 2006, ending the year at 3.5%. We expect the ECB to tighten at least one more time in 2007, likely in the first quarter. However, with inflationary risks looking to be contained (we believe inflation will remain around 2% in 2007), the cycle of interest rate hikes is likely to come to an end in 2007.

The sources, opinions and forecasts expressed are as of January 2007. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

FUND HISTORY AS OF DECEMBER 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.germanyfund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended December 31,
	2006		2005		2004		2003		2002
Net Asset Value(a)	34.01%		7.17%		12.58%		59.62%		(34.43)%
Market Value(a)	42.35%		9.66%		7.25%		68.81%		(35.76)%
Benchmark	36.29	%(3)	8.41	%(1)	15.91	%(2)	65.16	%(2)	(34.14	)%(2)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(1)  Represents DAX Index* for 1/1/05–10/31/05 and MSCI-EMU** for 11/1/05–12/31/05.

(2)  Represents DAX Index*.

(3)  Represents MSCI-EMU Index**.

  *  DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  **  MSCI-EMU Index is an unmanaged capitalization-weighted index that is comprised of more than 300 stocks of companies domiciled in the 12 countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollar using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into the benchmarks.

On October 27, 2005, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Germany Fund and its objective was to seek long-term capital appreciation primarily through investments in German equities.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF DECEMBER 31, 2006 (continued)

STATISTICS:

Net Assets	$152,985,938
Shares Outstanding	11,821,544
NAV Per Share	$12.94

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
12/21/06	12/28/06	$0.290	$—	$0.290
05/05/06	05/15/06	$0.090	$—	$0.090
12/22/05	12/30/05	$0.060	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$0.060
09/03/01	09/17/01	—	$0.020	$0.020
11/20/00	11/29/00	—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$0.120	$0.310

OTHER INFORMATION

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/06)*	1.60%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2006 (As a % of Portfolio's Market Value*)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2006 (As a % of Portfolio's Market Value*)

1.	Societe Generale	4.5
2.	Axa	4.0
3.	Intesa Sanpaolo Spa	3.7
4.	Sanofi-Aventis	3.5
5.	Hypo Real Estate Holding	2.9
6.	Telefonica SA	2.8
7.	Compagnie de Saint-Gobain	2.8
8.	SAP	2.7
9.	Vallourec SA	2.6
10.	Pernod-Ricard	2.4

*Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents.

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: After such strong performance in 2006, what do you think are the key attractions and risks for the European market in 2007?

Answer: After their strong recent performance, current levels in European stock markets may require some consolidation, yet absolute and relative valuations of equities remain attractive enough to see further upside potential on a 12-month view, at least in line with earnings growth and possibly supported by valuation expansion if confidence grows further. Stock prices have been fueled in recent weeks by a reduction in the risk premium as the year-end approached and by investors embracing a benign macro backdrop for 2007, which we endorse as supportive for equities globally. Moderating but robust growth in most economies, inflation under control, helped by a softer oil price, and few political concerns combined with healthy corporate balance sheets and attractive absolute and relative valuation, even if earnings growth may be increasingly questioned. For Eu rope, we believe we will see high-single digit earnings growth in 2007 if economic growth surprises on the upside.

Question: What are the primary factors driving your investment decisions for the Fund in 2007?

Answer: While investment decisions in the Fund are primarily driven by stock-specific factors there are several key strategic themes reflected in the Fund's structure. First, underinvestment in the past in many industries has created considerable pent-up demand for industrial goods and services as well as technology applications. As companies under-leverage and continue to generate healthy cash-flow, we believe they will raise capital expenditure levels further in an effort to grow sales. We emphasize structural growth aspects driven by infrastructure needs and an ongoing effort by companies to improve efficiency of their production processes. Second, while we continue to underweight the consumer space in aggregate due to concerns over valuation and lackluster growth overall we highlight our structural preference within the sector for luxury- or lifestyle-r elated branded goods companies, which should particularly benefit from wealth creation in emerging economies, notably China. Third, economic growth in more mature economies like Europe is increasingly supported by trade and investment relationships with more rapidly growing emerging market countries, facilitated by globalization. Above-average sales and earnings growth is therefore more likely to accrue to companies with sizeable exposure to those growth regions. Finally, as 2006 was another year of outperformance for value stocks we consider the relative valuation of growth stocks even more compelling given our expectation of (cyclical) growth becoming scarcer in the equity market. Therefore, we believe stocks that exhibit structural growth characteristics will do better going forward.

Question: How is the Fund currently positioned to take advantages of any variations in performance within Euroland?

Answer: On a country level, Austria is the largest overweight, followed by Greece and France. We recently reduced the Fund's position in German equities to slightly below the benchmark weight. Going forward, we will be monitoring developments in the German market closely, as there are increasing signs of an economic turnaround taking shape, including data showing that jobless claims have finally fallen below 10%. In a country where the savings rate is particularly high, improvements in the economy may inspire Germans to begin spending, potentially countering the expected negative impact on consumer spending from the recent VAT increase. Another factor we will be watching in Germany is the development of private equity and M&A transactions. The most preferred ex-benchmark country remains Switzerland, followed now by the United Kingdom as we enlarged exis ting positions and added a third name. Other smaller non-EMU investments are in our long-standing favourites, Norway and Sweden. The biggest underweight countries continue to be the Netherlands and Spain.

The sources, opinions and forecasts expressed are as of January 2007. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

DIRECTORS OF THE FUND

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Detlef Bierbaum, 64(1)(2) Class I	Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management).	Director, The Central Europe and Russia Fund, Inc. (since 1990). Member, Supervisory Board, Tertia Handelsbeteiligungsgesellschaft mbH (electronic retailor). Member, Supervisory Board, Douglas AG (retailer). Member, Supervisory Board, LVM Landwirtschaftlicher Versicherungsverein (insurance). Member, Supervisory Board, Monega KAG. Member, Supervisory Board, AXA Investment Managers GmbH (Investment Company). Chairman of the Supervisory Board, Oppenheim Kapitalanlagegesellsehaft mbH (investment company). Chairman of the Supervisory Board, Oppenheim Real Estate Investment GmbH. Chairman of Administrative Board, Oppenheim Prumerica Asset Management S.a.r.l. (investment company). Member of Supervisory Board, Atradius N.V. (insurance company). Member of the Supervisory Board of DWS Investment GmbH. Member, Board of Quindee REIT, Toronto.
Dr. Kurt W Bock, 48(1)(4) Class III	Member of the Board of Executive Directors and CFO, BASF Aktiengesellschaft (since 2003); President, Logistics and Information Services, BASF Aktiengesellschaft (2000-2003); Chief Financial Officer, BASF Corporation (1998-2000); Managing Director, Robert Bosch Ltda. (1996-1998); Senior Vice President, Finance and Accounting, Robert Bosch GmbH (1994-1996); Senior Vice President, Finance, Robert Bosch GmbH (1992-1994); Head of Technology, Planning and Controlling, Engineering Plastics division, BASF Aktiengesellschaft (1991-1992); Executive Assistant to BASF's Chief Financial Officer (1987-1991).	The Central Europe and Russia Fund, Inc. (since 2004). Member of the Supervisory Boards of Wintershall AG (since 2003), Wintershall Holding AG (since 2006), and BASF Coatings AG (since 2006). Gebr. Röchling KG (since 2004). Member of the Board of Deutsches Rechnungslegungs Standards Committee ("DRSC") (since 2003).

DIRECTORS OF THE FUND (continued)

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
John A. Bult, 70(1)(2) Class II	Chairman, PaineWebber International (since 1985)	Director, The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1990). Director, The Greater China Fund, Inc. (closed-end fund).
Ambassador Richard R. Burt, 59(1) Class II	Chairman, Diligence, Inc. (international information and risk management firm) (since 2002). Chairman, IEP Advisors, LLP (information services firm) (since 1998). Chairman of the Board, Weirton Steel Corp. (1996-2004). Formerly, Partner, McKinsey & Company (consulting firm) (1991-1994). U.S. Ambassador to the Federal Republic of Germany (1985-1989).	Director, The Central Europe and Russia Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Board Member, IGT, Inc. (gaming technology) (since 1995). Board Member, EADS North America (defense and aerospace) (since 2005). Director, UBS family of Mutual Funds (since 1995).
John H. Cannon, 64(1) Class I	Consultant (since 2002); Vice President and Treasurer, Venator Group/Footlocker Inc. (footwear retailer) (until 2001).	Director of The New Germany Fund, Inc. (since 1990) and The Central Europe and Russia Fund, Inc. (since 2004).
Christian H. Strenger, 63(1)(2) Class III	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG.	Director of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc. (since 1990). Member, Supervisory Board, Fraport AG (international airport business) and Hermes Focus Asset Management Europe Ltd. (asset management).
Dr. Frank Trömel, 70(1) Class I	Deputy Chairman of the Supervisory Board of DELTON AG (strategic management holding company operation in the pharmaceutical, household products, logistics and power supply sectors) (since 2000). Member (since 2000) and Vice-President (since 2002) of the German Accounting Standards Board; Chairman of the Board of Managing Directors of DELTON AG (1990-1999); Chairman of the Board of Managing Directors of AL TANA AG (1987-1990) (management holding company for pharmaceutical and chemical operation) and Member of the Board (1977-1987).	Director, The Central Europe and Russia Fund, Inc. (since 2005) and The New Germany Fund, Inc. (since 1990).

DIRECTORS OF THE FUND (continued)

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Robert H. Wadsworth, 66(1)(3) Class II	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment companies) (April 1999-June 2002). President, Investment Company Administration, L.L.C. (January 1992(5)-July 2001). President, Treasurer and Director, First Fund Distributors, Inc. (mutual fund distribution) (June 1990-January 2002). Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (registered investment companies) (October 1996-January 2002).	Director, The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1992) as well as other funds in the Fund Complex as indicated.
Werner Walbröl, 69(1) Class III	President and Chief Executive Officer, The European American Chamber of Commerce, Inc. Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	Director of The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 2004). Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Director, The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs). Director, AXA Art Insurance Corporation (fine art and collectible insurer).

Each has served as a Director of the Fund since the Fund's inception in 1986 except for Ambassador Burt, Dr. Bock, Mr. Cannon, and Dr. Trömel. Ambassador Burt was elected to the Board on June 30, 2000, Dr. Bock was elected to the Board on May 5, 2004, Mr. Cannon was elected to the Board on April 23, 2004, and Dr. Trömel was elected to the Board on July 17, 2005. The term of office for Directors in Class I expires at the 2009 Annual Meeting, Class II expires at the 2007 Annual Meeting and Class III expires at the 2008 Annual Meeting. Each Director also serves as a Director of the European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)  Indicates that Messrs. Bult, Burt, Cannon, Trömel, Walbröl, Wadsworth and Strenger each also serve as a Director of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager. Indicates that Messrs. Bierbaum and Bock also serve as Directors of The Central Europe and Russia Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS U.S. Government Securities Fund, DWS Value Series, Inc., DWS Variable Series II, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and DWS Money Funds. Mr. Wadsworth also serves as Director of Dreman Value Income Edge Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust, closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.

(4)  Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.

(5)  Inception date of corporation which was predecessor to the LLC.

*  The address of each director is 345 Park Avenue, New York, NY 10154.

OFFICERS OF THE FUND

Name, Age	Principal Occupations During Past Five Years
Michael G. Clark(3)(8), 41 President and Chief Executive Officer	Managing Director(7), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
Paul Schubert(8), 43 Chief Financial Officer and Treasurer	Managing Director(7), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
David Goldman(4)(8), 33 Secretary	Vice President(7), Deutsche Asset Management
John Millette(5)(9), 44 Assistant Secretary	Director(7), Deutsche Asset Management
Scott M. McHugh(4)(9), 35 Assistant Treasurer	Director(7), Deutsche Asset Management
Elisa D. Metzer(2)(8), 44 Chief Legal Officer	Director(7), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Philip Gallo(6)(8), 44 Chief Compliance Officer	Managing Director(7), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

Each also serves as an Officer of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)  As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1990 Act. Interested persons receive no compensation from the Fund.

(2)  Since January 30, 2006.

(3)  Since June 15, 2006.

(4)  Since July 14, 2006.

(5)  Since July 14, 2006. From January 30, 2006 to July 14, 2006 served as Secretary to the Fund.

(6)  Since October 5, 2004.

(7)  Executive title, not a board directorship.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: Two International Place, Boston, Massachusetts 02110.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,	2006	2005	2004	2003	2002
Shares repurchased	10,450	183,700	652,150	570,200	536,700
Shares issued for dividend reinvestment	—	—	52,561	—	—

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individ-ual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.germanyfund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 19, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act of 1940.

2006 U.S. TAX INFORMATION

The Fund paid foreign taxes of $490,424 and earned $2,763,863 of foreign source income year during the year ended December 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.23 per share as income earned from foreign sources for the year ended December 31, 2006.

For Federal income tax purposes, the Fund designates $3,980,000, or the maximum amount allowable under tax law, as qualified dividend income.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2006

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 20.3%
	COMMON STOCKS – 19.2%
	AUTOMOBILES – 3.0%
25,000	Bayerische Motoren Werke (BMW)	$1,434,416
17,000	Continental	1,975,017
20,000	DaimlerChrysler†	1,234,303
		4,643,736
	BUILDING PRODUCTS – 1.4%
40,000	Demag Cranes*	2,109,920
	ELECTRIC UTILITIES – 2.0%
22,000	E.ON†	2,983,242
	ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.7%
17,000	Wincor Nixdorf†.	2,642,174
	INDUSTRIAL CONGLOMERATES – 1.1%
17,100	Siemens†	1,694,390
	INDUSTRIAL GASES – 1.9%
29,000	Linde†	2,992,842
	PHARMACEUTICALS – 2.6%
22,000	Merck KGaA†	2,278,555
30,000	Stada Arzneimittel	1,718,926
		3,997,481
	REAL ESTATE – 2.9%
69,500	Hypo Real Estate Holding†	4,375,354
	SOFTWARE – 2.6%
76,000	SAP†	4,034,906
	Total Common Stocks (cost $18,253,655)	29,474,045
	PREFERRED STOCKS – 1.1%
	HEALTHCARE PROVIDERS & SERVICES – 1.1%
8,000	Fresenius† (Cost $783,786)	1,717,580
	Total Investments in German Securities (cost $19,037,441)	31,191,625

Shares	Description	Value(a)
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 4.7%
	COMMERCIAL BANKS – 1.0%
21,750	Wiener Staedt Verssicherungen	$1,525,868
	CONSTRUCTION MATERIALS – 1.5%
38,300	Wienerberger	2,272,780
	INSURANCE – 1.1%
50,000	Uniqa Versicherungen†	1,654,309
	OIL, GAS & CONSUMABLE FUELS – 1.1%
30,000	OMV	1,700,727
	Total Investments in Austrian Common Stocks (cost $5,843,437)	7,153,684
INVESTMENTS IN DUTCH COMMON STOCKS – 1.1%
	COMPUTERS & PERIPHERALS – 1.1%
30,169	Koninklijke Numico (cost $1,266,180)	1,621,192
INVESTMENTS IN FRENCH COMMON STOCKS – 31.7%
	AIRLINES – 1.7%
40,000	Zodiac†	2,684,873
	BEVERAGES – 2.4%
15,800	Pernod-Ricard	3,625,370
	COMMUNICATIONS EQUIPMENT – 2.2%
70,000	Legrand	2,049,260
38,550	Neuf Cegetel*	1,367,485
		3,416,745
	CONSTRUCTION MATERIALS – 2.7%
50,000	Compagnie de Saint-Gobain	4,196,763
	ENERGY EQUIPMENT & SERVICES – 1.1%
8,000	Compagnie Generale de Geophysique*†	1,732,244

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2006 (continued)

Shares	Description	Value(a)
	INDUSTRIAL CONGLOMERATES – 1.6%
20,000	Neopost	$2,509,486
	INSURANCE – 4.0%
150,100	AXA	6,070,724
	METALS & MINING – 2.6%
13,500	Vallourec	3,921,880
	NATIONAL COMMERCIAL BANKS – 4.4%
40,000	Societe Generale	6,783,393
	OIL, GAS & CONSUMABLE FUELS – 2.2%
46,600	Total	3,358,320
	PHARMACEUTICALS – 3.5%
58,000	Sanofi-Aventis	5,350,098
	SPECIALTY RETAIL – 1.5%
20,700	Essilor International	2,223,348
	TEXTILES, APPAREL & LUXURY GOODS – 1.8%
26,000	LVMH Moet Hennessy Louis Vuitton	2,741,182
	Total Investments in French Common Stocks (cost $38,952,622)	48,614,426
INVESTMENTS IN SWEDISH COMMON STOCKS – 1.0%
	COMMUNICATIONS EQUIPMENT – 1.0%
390,000	Ericsson (cost $1,274,447)	1,576,397
INVESTMENTS IN ITALIAN COMMON STOCKS – 11.9%
	COMMERCIAL BANKS – 8.3%
730,000	Intesa Sanpaolo	5,631,508
60,000	Banca Italease	3,494,819
378,000	Capitalia	3,579,004
		12,705,331
	ENERGY EQUIPMENT & SERVICES – 1.0%
59,000	Saipem	1,535,837

Shares	Description	Value(a)
	HEALTH CARE PROVIDERS & SERVICES – 0.9%
170,000	Amplifon	$1,435,867
	INSURANCE – 1.7%
150,000	Ergo Previdenza S.p.A.†	993,970
190,000	Mediolanum†	1,547,165
		2,541,135
	Total Investments in Italian Common Stocks (cost $11,081,947)	18,218,170
INVESTMENTS IN SWISS COMMON STOCKS – 4.3%
	DIVERSIFIED CONSUMER SERVICES – 1.8%
2,400	SGS	2,671,038
	DIVERSIFIED INVESTMENTS – 1.0%
22,000	Credit Suisse Group	1,537,043
	JEWELRY, PRECIOUS METAL – 1.5%
40,000	Compagnie Financiere Richemont	2,327,487
	Total Investments in Swiss Common Stocks (cost $5,064,778)	6,535,568
INVESTMENTS IN FINNISH COMMON STOCKS – 5.3%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.9%
70,000	Nokia	1,428,943
	ELECTRIC UTILITIES – 1.7%
92,000	Fortum	2,615,668
	PAPER & FOREST PRODUCTS – 2.7%
43,000	Metso	2,168,365
75,000	UPM-Kymmene	1,891,016
		4,059,381
	Total Investments in Finnish Common Stocks (cost $7,028,493)	8,103,992

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2006 (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPANISH COMMON STOCKS – 4.2%
	COMMUNICATIONS EQUIPMENT – 1.4%
90,000	Indra Sistemas	$2,208,690
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.8%
200,000	Telefonica	4,251,489
	Total Investments in Spanish Common Stocks (cost $5,038,650)	6,460,179
INVESTMENTS IN NORWEGIAN COMMON STOCKS – 1.5%
	OIL, GAS & CONSUMABLE FUELS – 1.5%
84,000	Statoil (cost $1,863,838)	2,230,632
INVESTMENTS IN LUXEMBOURG COMMON STOCKS – 0.6%
	ENERGY EQUIPMENT & SERVICES – 0.6%
51,000	Stolt Offshore* (cost $526,806)	983,464
INVESTMENTS IN BELGIAN COMMON STOCKS – 3.1%
	COMMERCIAL BANKS – 2.0%
25,000	KBC Groep	3,062,681
	METALS & MINING – 1.1%
10,000	Umicore	1,701,123
	Total Investments in Belgian Common Stocks (cost $4,005,414)	4,763,804
INVESTMENTS IN GREEK COMMON STOCKS – 4.4%
	COMMERCIAL BANKS – 1.2%
51,600	EFG Eurobank	1,867,153

Shares	Description	Value(a)
	DIVERSIFIED FINANCIAL SERVICES – 1.0%
85,000	Hellenic Exchanges	$1,562,528
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.2%
110,000	Hellenic Telecommunications Organization	3,301,497
	Total Investments in Greek Common Stocks (cost $5,022,009)	6,731,178
INVESTMENTS IN IRISH COMMON STOCKS – 1.6%
	COMMERCIAL BANKS – 1.6%
118,000	Anglo Irish Bank Corp (cost $1,614,250)	2,435,243
INVESTMENTS IN UNITED KINGDOM COMMON STOCKS – 3.5%
	DIVERSIFIED FINANCIAL SERVICES – 1.4%
150,000	Barlays	2,144,120
	INSURANCE – 1.6%
175,000	Prudential	2,396,959
	MEDIA – 0.5%
260,000	Aegis Group	712,748
	Total Investments in United Kingdom Common Stocks (cost $4,596,775)	5,253,827
	Total Investments in Common and Preferred Stocks – (cost $112,217,087)	151,873,381

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2006 (continued)

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 16.6%
25,324,357	Daily Assets Fund Institutional, 5.27%††
	(cost $25,324,357)	$25,324,357
	Total Investments – 115.8% (cost $137,541,444)	177,197,738
	Liabilities in excess of cash and other assets – (15.8%)	(24,211,800)
	NET ASSETS–100.0%	$152,985,938

*  Non-income producing security.

†  All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2006 amounted to $24,182,329 which is 15.8% of the net assets.

††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(a)  Values stated in US dollars.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments in securities, at value, (cost $112,217,087) — including $24,182,329 of securities loaned	$151,873,381
Investment in Daily Assets Fund Institutional (cost $25,324,357)*	25,324,357
Cash and foreign currency (cost $1,464,116)	1,477,068
Dividends receivable	13,494
Interest receivable	1,365
Foreign withholding tax refund receivable	23,790
Other assets	25,240
Total assets	178,738,695
LIABILITIES
Payable upon return of securities loaned	25,324,357
Distribution payable	99,669
Management fee payable	68,331
Investment advisory fee payable	36,987
Payable for Directors' fees and expenses	2,892
Other accrued expenses and payables	220,521
Total liabilities	25,752,757
Net assets, at value	$152,985,938
NET ASSETS
Net assets consist of:
Paid-in capital $.001 par (Authorized 80,000,000)	$162,120,636
Cost of 5,027,732 shares held in Treasury	(41,153,504)
Distributions in excess of net investment income	(781,716)
Net unrealized appreciation of investments and foreign currency transactions	39,661,655
Accumulated net realized loss on investments and foreign currency transactions	(6,861,133)
Net assets, at value	$152,985,938
Net asset value per share ($152,985,938 ÷ 11,821,544 shares of common stock issues and outstanding)	$12.94

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2006
NET INVESTMENT INCOME
Investment Income
Dividend (net of foreign withholding taxes of $490,424)	$3,127,304
Interest	25,890
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	247,358
Total investment income	3,400,552
Expenses:
Management fee	798,455
Investment advisory fee	439,783
Custodian and Transfer Agent's fees and expenses	204,915
Reports to shareholders	246,700
Directors' fees and expenses	115,691
Legal fee	207,480
Audit fee	59,685
NYSE listing fee	3,434
Miscellaneous	114,395
Total expenses before custody credits	2,190,538
Less: custody credits*	(5,855)
Net expenses	2,184,683
Net investment income	1,215,869
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	16,412,268
Foreign currency transactions	2,443,603
Net unrealized appreciation (depreciation) during the year on:
Investments	19,797,560
Translations of other assets and liabilites from foreign currency	12,952
Net gain (loss) on investment and foreign currency transactions	38,666,383
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,882,252

*The custody credits are attributable to interest earned on U.S. case balances held on deposit at the custodian.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2006	For the year ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,215,869	$945,199
Net realized gain (loss) on:
Investments	16,412,268	28,976,458
Foreign currency transactions	2,443,603	(37,493)
Net unrealized appreciation (depreciation) on
Investments	19,797,560	(22,384,938)
Translation of other assets and liabilities from foreign currency	12,952	(28,013)
Net increase (decrease) in net assets resulting from operations	39,882,252	7,471,213
Distributions to shareholders:
From net investment income	(4,493,127)	(709,920)
Fund share transactions:
Cost of shares tendered (0 and 2,957,998 shares, respectively)	—	(27,642,494)
Cost of shares repurchased (10,450 and 183,700 shares, respectively)	(103,611)	(1,455,397)
Net increase (decrease) in net assets from Fund share transactions	(103,611)	(29,097,891)
Increase (decrease) in net assets	35,285,514	(22,336,598)
Beginning of year	117,700,424	140,037,022
End of year (Distributions in excess of net investment income of $781,716 and $57,519, as of December 31, 2006 and December 31, 2005, respectively)	$152,985,938	$117,700,424

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2006

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities pr incipally trade would require adjustment to the closing market prices in order to reflect fair value.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" to the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund (containing short term high quality securities) pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2006 (continued)

dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

At December 31, 2006, the exchange rate was EURO .7576 to US $1.00.

Futures Contracts: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at December 31, 2006 was $143,146,261 for United States Federal income tax purposes. Accordingly, as of December 31 2006, net unrealized appreciation of investments aggregated $34,051,477 of which $34,052,842 and $1,365 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2006 of approximately $4,928,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until 12/31/2010, whichever occurs first. During the year ended December 31, 2006, the Fund utilized $17,685,000 of its capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006 the SEC indicated that, they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2006 (continued)

Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$2,889,570
Capital loss carryforward	$(4,928,000)
Net unrealized appreciation on investments	$34,051,477

*For tax purposes short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31
	2006	2005
Distributions from ordinary income	$4,493,127	$709,920

During the year ended December 31, 2006, the Fund reclassified permanent book and tax differences as follows:

Increase (decrease)
Accumulated net realized loss on investments and foreign currency transactions	$(2,553,061)
Distributions in excess of net investment income	2,553,061

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2006, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .90% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2006, Deutsche Bank AG, the German parent of the Manager and Investment Adviser,

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2006 (continued)

and its affiliates received $12,448 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 were $86,596,713 and $86,779,710, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the years ended December 31, 2006 and December 31, 2005, the Fund purchased 10,450 and 183,700 of its shares of common stock on the open market at a total cost of $103,611 and $1,455,397, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 10.0% and 12.4%, respectively. These shares are held in treasury.

NOTE 7. SUBSEQUENT EVENTS

At meetings in December and January, the Audit Committee of the Board of Directors approved the appointment of new service providers for the Fund. The Board approved the appointment of Brown Brothers Harriman & Co. as the Fund's new accounting agent, custody agent, and foreign custody manager, DWS Scudder Investments Service Company as the Fund's new transfer agent, and UMB Bank, N.A. as plan agent under the Fund's Dividend Reinvestment and Voluntary Cash Purchase Plan. The new service providers replace Investors Bank & Trust Company. The appointment of the new service providers was effective as of February 1, 2007.

THE EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended December 31,
	2006	2005	2004		2003	2002
Per share operating performance:
Net asset value:
Beginning of year	$9.95	$9.35	$8.38		$5.25	$8.02
Net investment income (loss)	.10	.06	(.01	)(a)	.02	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.27	.47	1.00		3.09	(2.78)
Increase (decrease) from investment operations	3.37	.53	.99		3.11	(2.78)
Increase resulting from share repurchases	.00 (b)	.01	.04		.02	.02
Distributions from net investment income	(0.38)	(.06)	(.06)		—	—
Distributions from net realized foreign currency gains	—	—	—		—	(.01)
Distributions from net realized long-term capital gains	—	—	—		—	—
Total distributions†	(0.38)	(.06)	(.06)		—	(.01)
Increase resulting from tender offer	—	.12	—		—	—
Dilution in net asset value from dividend reinvestment	—	—	.00	(b)	—	—
Net asset value:
End of year	$12.94	$9.95	$9.35		$8.38	$5.25
Market value:
End of year	$12.20	$8.84	$8.11		$7.63	$4.52
Total investment return for the period:††
Based upon market value	42.35%	9.66%	7.25%		68.81%	(35.76)%
Based upon net asset value	34.01%	7.17%	12.58%		59.62%	(34.43)%
Ratio to average net assets:
Total expenses before custody credits*	1.60%	1.74%	1.58%		1.77%	1.63%
Net investment income (loss)	.89%	.70%	(.13)%		.29%	.03%
Portfolio turnover	64%	107%	205%		287%	112%
Net assets at end of year (000's omitted)	$152,986	$117,700	$140,037		$130,442	$84,809
(a) Based on average shares outstanding during the period.
(b) Amount is less than $.005 per share.
†For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(0.38)	$(.06)	$(.06)		—	$(.01)
Long term capital gains	—	—	—		—	—
	$(0.38)	$(.06)	$(.06)		—	$(.01)

  ††  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.59%, 1.73%, 1.57%, 1.77% and 1.63% for 2006, 2005, 2004, 2003 and 2002, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The European Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The European Equity Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 23, 2007

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Scudder Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). UMB Bank, N.A. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's acc ount shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash pay ment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 14, 2006.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the DWS Scudder family of funds;

4. the costs borne by, and profitability of, DIMA and DeAMI and their affiliates in providing services to the Fund and to all investment companies in the DWS Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the Central Europe and Russia Fund and, where relevant, the New Germany Fund and other DWS Scudder funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as the Fund's corporate manager and administrator and, subject to the supervision of the Fund's board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by us, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors with rele vant reports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of the Fund's directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied w ith the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI

At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2004 and 2005. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affecte d by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 and 2004 DIMA discontinued using soft dollars to receive third party research

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

from brokers that execute purchases and sales of securities for us, and revised their policies to prohibit consideration of the sale of shares of DWS Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other DWS Scudder funds. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services.

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from their relationships with the Fund were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year. The directors reviewed information showing the Fund's performance compared to that of other European Closed End Funds compiled by Lipper (a total of 9 funds, including us). The directors also reviewed information showing performance of the Fund's benchmark index, which since November 1, 2005 (when the Fund changed its investment focus from Germany to the European countries utilizing the Euro currency) was the MSCI EMU index, an unmanaged capitalization-weighted index comprising several hundred companies domiciled in the 12 countries using the Euro currency, and prior thereto was the Germany DAX index of 30 large cap stocks.

The comparative information showed that the Fund ranked in or near the bottom third for the one-, three- , five- and 10- year periods ended March 31, 2006. As noted above, the Fund changed its investment focus from Germany to Europe on November 1, 2006. The Fund's results were positive in absolute terms, and exceeded its benchmark in the fourth quarter of 2005 and the first quarter of 2006. Taking into account these comparisons and the other factors considered, including the favorable performance since the Fund's change in focus to Europe, the directors concluded it was reasonable to continue the Agreements.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund's expense comparison group consisted of 35 closed end country funds. The information showed that the Fund's current effective management fee rate of 0.832% was in the lowest third of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others. The directors also noted that the Fund's expense ratio was in the middle third of the comparison group. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.*

TRANSFER AGENT

DWS Scudder Investments Service Company*

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

SCOTT MCHUGH

Assistant Treasurer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

HONORARY DIRECTOR

OTTO WOLFF von AMERONGEN

47881 (2/07)

*  Effective on February 1, 2007, the Board of Directors of the Fund has approved the replacement of Investor Bank & Trust Company with Brown Brothers Harriman & Co. as accounting agent, custody agent, and foreign custody manager; and DWS Scudder Investments Service Company as the transfer agent for the Fund.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC – insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, quarterly fact sheets and other information are available at:
www.germanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S., or register online at www.eeafund.com.

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, The European Equity Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. John H. Cannon, and Mr. Robert H. Wadsworth. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE EUROPEAN EQUITY FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$57,600	$0	$0	$10,385
2005	$57,600	$0	$0	$6,825

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$10,385	$11,930	$0	$22,315
2005	$6,825	$197,605	$104,635	$309,065

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Werner Walbroel (Chairman), Robert H. Wadsworth, Dr. Frank Troemel, and John H. Cannon.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure:

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany

•	Master’s degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf

Michael Schmidt, CFA

Senior Fund Manager Equities; joined the Fund in 2005.

•

Managing Director, Deutsche Asset Management, Frankfurt (since 2005); Prior thereto Director, Deutsche Asset Management (2002-2005); prior thereto Vice President, Deutsche Asset Management (2001-2002).

•	Head of Portfolio Management Institutional Equity (since 2005) and Head of Equity Research Europe (since 2004), Deutsche Asset Management, Frankfurt; Prior thereto Head of Global Research Team for

Telecommunications (2001 – 2004) as well as various positions in equity research and portfolio management (1994-2001).

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Ralf Oberbannscheidt	$0
Michael Schmidt	$0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.

The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	2	$1,186,471,653	0	$0
Michael Schmidt	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	0	$0	0	$0
Michael Schmidt	2	$294,520,606	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	0	$0	0	$0
Michael Schmidt	2	$324,455,169	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares	per Share	Shares Purchased	Shares that May
	Purchased*		as Part of Publicly Announced	Yet Be Purchased Under
			Plans or Programs	the Plans or Programs

January 1 through January 31	0	$0.0000	n/a	n/a
February 1 through February 28	0	$0.0000	n/a	n/a
March 1 through March 31	0	$0.0000	n/a	n/a
April 1 through April 30	0	$0.0000	n/a	n/a
May 1 through May 31	0	$0.0000	n/a	n/a
June 1 through June 30	2,750	$9.7898	n/a	n/a
July 1 through July 31	7,700	$9.9597	n/a	n/a
August 1 through August 31	0	$0.00	n/a	n/a
September 1 through September 30	0	$0.00	n/a	n/a
October 1 through October 31	0	$0.00	n/a	n/a
November 1 through November 30	0	$0.00	n/a	n/a
December 1 through December 31	0	$0.00	n/a	n/a

Total	10,450	$9.9149	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007